Exhibit 99.2

ANDRETTI –DD Copyright Quadrin Group 1 FINAL ANDRETTI II Lender Due Diligence May 2026 ANDRETTI II –DD Copyright Quadrin Group FINAL

ANDRETTI –DD Copyright Quadrin Group 2 FINAL Contents Background and Terms of Reference Key Findings and Considerations Policies and Procedures File Completeness Underwriting Servicing Cash Management 1 2 3 4 5 6 7

ANDRETTI –DD Copyright Quadrin Group 3 FINAL Background and Terms of Reference TermsofReference The report is in relation to a due diligence exercise established and scoped by Citibank N.A. London Branch (“Citi”)in respect of a pool of Spanish auto loans, originated by Santander Consumer Finance S.A. (“SCF”). By way of sight of relevant policies and procedures and individual loan files, the review covered: Policies and Procedures; File Completeness; Underwriting; Servicing including arrears management; Complaints Handling; and Cash Management. Quadrin Financial Services Limited (“Quadrin”) conducted the assessment via remote access to the SCF systems.

ANDRETTI –DD Copyright Quadrin Group 4 FINAL Background and Terms of Reference Sampling The following sample was selected as per the requirements of the Scope of Work: Cash ManagementServicingUnderwritingFile Completeness 10505050

ANDRETTI –DD Copyright Quadrin Group 5 FINAL Contents Background and Terms of Reference Key Findings and Considerations Policies and Procedures File Completeness Underwriting Servicing Cash Management 1 2 3 4 5 6 7

ANDRETTI –DD Copyright Quadrin Group 6 FINAL Key Findings and Considerations Observations and Considerations ConsiderationStatusObservationMetric None. SCF have a complete set of policies and procedures, compliant with local legislations. Policies and Procedures None. Files reviewed were complete with no missing documentation observed. File Completeness None. UW decisions taken were in line with the granting policy with no exceptions observed. Underwriting None. Loans are serviced in line with internal policies and best market standards, with no deviations observed in the sample reviewed. Servicing None. Disbursements at origination were correctly posted on the system at all instances for the sample reviewed. Payments were also correctly posted, including late fees and default interest. Cash Management

ANDRETTI –DD Copyright Quadrin Group 7 FINAL Contents Background and Terms of Reference Key Findings and Considerations Policies and Procedures File Completeness Underwriting Servicing Cash Management 1 2 3 4 5 6 7

ANDRETTI –DD Copyright Quadrin Group 8 FINAL Policies and Procedures Review ObservationMetric Quadrin was requested to check that the operational procedures of the lender were being followed in accordance with the internalguidelines and criteria provided Quadrin was requested to review the policies and procedures to consider whether they demonstrated good market practice in thesector and jurisdiction. Quadrin was requested to comment and provide feedback on any policies that it deemed deficient or missing during the review. The results of the review can be found in the following slides. Terms of the Review

Policies and Procedures

Granting Procedure

Metric	Observation
Review	• According to the procedure provided, the process for granting loans to customers is framed within the principles set out in Bank of Spain Bulletin 5/2012. • Likewise, the creditworthiness assessment is based on information relating to the consumer's financial and economic situation, including income and expenditure, in line with the European Banking Authority's Guidelines on Loan Origination and Monitoring (EBA/GL/2020/06). • SCF uses a credit scoring system to support lending decisions, facilitating the monitoring of credit behaviour and enabling the treatment of customers according to homogeneous risk groups. • In particular, for the automotive business line, SCF has established the following general principles for credit risk management: – Segmentation between new and used vehicles, as well as between employed borrowers, self-employed borrowers and companies. – Integrity, whereby risks are managed globally across the granting, monitoring and recovery processes. • As part of the application process, the identification details of borrowers and guarantors (name, surname and ID number), the terms and conditions of the loan application (amount, term, purpose, instalments, etc.), and relevant personal, employment and solvency information are entered into the systems. If the application is approved, this information is subsequently validated and verified. • In addition to the information provided by customers, further data is obtained from SCF's internal databases, as well as from external databases such as Asnef-Equifax, Experian, RAI, Confirma and Iovation. • Loan approval may be either automatic or manual, involving the intervention of an analyst. The final decision results from a combination of scoring models and decision rules. • As a general rule, loan agreements are notarised where the principal amount financed is equal to or greater than €50,000.

ANDRETTI – DD
Copyright Quadrin Group
FINAL

9

ANDRETTI –DD Copyright Quadrin Group 10 FINAL Policies and Procedures Granting Procedure ObservationMetric The registration of retention of title is mandatory only for new vehicle loans exceeding €50,000, used vehicle loans exceeding €30,000, or where required by the scoring or risk assessment decision. Based on the procedures reviewed, the granting process implemented by SCF appears to be compliant with the applicable regulatoryrequirements. Review

Policies and Procedures

Customer Service Regulations

Metric	Observation
Review	• The document outlines the standards and procedures governing the provision of customer service at Santander, with the aim of ensuring transparency, efficiency and customer satisfaction. It applies to all customer service interactions within Santander, including complaints, inquiries and support provided through various channels (e.g., in person, by telephone or online). • The functions of the Customer Service Department (SAC) include handling and resolving customer complaints relating to their legally recognised rights and interests, ensuring fair and transparent treatment of customers, and referring unresolved matters to higher authorities where applicable. • Customers may submit complaints in writing, in person or electronically. • The SAC is required to issue a reasoned decision within 15 business days, or within 30 business days in exceptional circumstances. • Responses must be clear, duly justified and communicated to the customer. • If dissatisfied with the outcome, customers may escalate the matter to the Bank of Spain or to other alternative dispute resolution bodies. • Complaints that are already subject to judicial or arbitration proceedings, as well as repetitive complaints that do not contain new supporting evidence, will not be accepted. • Customers are entitled to be informed about the complaints process, to receive a resolution within the legally prescribed timeframe and, where applicable, to refer the matter to external bodies if they are not satisfied with the response received. • In Quadrin's opinion, the Customer Service Regulations of Grupo Santander are compliant with Order ECC/2502/2012, which governs the functioning of customer service departments and ombudsman services within financial institutions.

ANDRETTI – DD
FINAL
11
Copyright Quadrin Group

Policies and Procedures

Debt Restructuring

Metric	Observation
Review	• The Debt Restructuring Policy establishes the guidelines for the restructuring of existing loan agreements for borrowers experiencing financial difficulties. • The policy is aligned with the banking regulations issued by the European Banking Authority (EBA), in accordance with the "Guidelines on the management of non-performing and restructured or refinanced exposures" (EBA/GL/2018/06) of 31 October 2018. These guidelines set out requirements relating to the restructuring process, with particular emphasis on the feasibility of the restructuring measures adopted. • SCF applies the following restructuring measures: – Interest-only payments for a defined period. – Temporary instalment reductions to adapt to the borrower's reduced income. – Grace periods allowing the deferral of repayment obligations, usually covering both principal and interest. – Capitalisation of overdue principal and/or interest. – Interest rate reductions (temporary or permanent). – Extension of loan maturity. – Provision of additional collateral. – Disposal of assets to repay all or part of the debt. – Modification of the repayment plan. – Debt consolidation. • In Quadrin's opinion, the debt restructuring instruments used by SCF are appropriate.

ANDRETTI – DD
Copyright Quadrin Group
FINAL
12

ANDRETTI –DD Copyright Quadrin Group 13 FINAL Policies and Procedures Arrears Management ObservationMetric SCF defines different arrears phases: Early arrears (1–90 days): During this phase, the focus is on initial engagement with the customer to assess the borrower’s circumstances (financial situation, level of cooperation, etc.) and to achieve a prompt settlement of the overdue amounts. Late arrears (>90 days): In this phase, the objective remains to regularise and recover the outstanding amounts in the shortest possible time and at the lowest possible cost. Case management at this stage is handled by recovery specialists. In our opinion, SCF’s arrears management process is adequate. Review

Policies and Procedures

Recovery Procedure

Metric	Observation
Review	• In accordance with ECB and EBA guidelines, the recovery function is independent from the risk function and falls under the responsibility of the Recovery Business Unit, which designs the recovery strategies applied. • Collections activities are aimed at achieving management efficiency through the implementation of strategies based on customer risk profile, product type, age of the debt, accounting stage and other relevant factors. • The Recovery Business Unit is structured as follows: – Collection Strategy Department: Responsible for defining the guidelines governing recovery processes. – Recovery Commercial Department: Responsible for coordinating and supervising the collection management performed by the specialised network. – Litigation Department: Responsible for coordinating and supervising pre-legal and legal cases. – Project Support and Coordination Department: Responsible for generating daily and monthly management information for the monitoring of arrears. – Project – Data Office: Responsible for processing large volumes of data to develop targeted digital communication strategies. • The pillars of the recovery model are: – Segmentation. – Competency models across channels, suppliers and operational models. – A robust information framework to support decision-making, strategy definition and the maximisation of results. • In our opinion, SCF's recovery procedures are adequate.

ANDRETTI – DD
Copyright Quadrin Group
FINAL
14

ANDRETTI –DD Copyright Quadrin Group 15 FINAL Contents Background and Terms of Reference Key Findings and Considerations Policies and Procedures File Completeness Underwriting Servicing Cash Management 1 2 3 4 5 6 7

ANDRETTI –DD Copyright Quadrin Group 16 FINAL File Completeness Review ObservationsMetric For a sample of 50 loans Quadrin was requested to check that the loan file included all relevant loan documents -this may include an application form, credit report, signed loan agreement, evidence of affordability, KYC documentation, etc. The details of the review can be found below. Terms of the Review Quadrin confirmed that all files reviewed contained the expected supporting documentation, with no exceptions identified in the sample. Review

ANDRETTI –DD Copyright Quadrin Group 17 FINAL Contents Background and Terms of Reference Key Findings and Considerations Policies and Procedures File Completeness Underwriting Servicing Cash Management 1 2 3 4 5 6 7

ANDRETTI –DD Copyright Quadrin Group 18 FINAL Underwriting Review ObservationMetric Using the sample selected, Quadrin was requested to: Confirm the documents and underwriting decisions are in accordance with the lending and product guidelines provided; Review the underwriting decisions made to confirm they meet an underwriting standard commonly applied by a prudent lender in themarketplace and jurisdiction at the date of the underwriting decision; Confirm compliance with AML/KYC requirements; and Comment on any loans that do not meet policy guidelines. The results of the review can be found in the following slides. Terms of the Review

Underwriting

Lending and Product Guidelines

Metric	Observation
Review	• In accordance with the granting policy, loan proposal information is recorded in the internal system through the available channels (car dealers or directly via SCF). This includes participant details (ID and name), loan conditions (amount, term, purpose), and relevant data for scoring purposes (personal, employment and financial information). • The scoring decision is recorded in the system as follows: AC if automatically approved, RV if it requires further review by the Risk Department, and RC in case of rejection. In cases marked as RV, the final approval is subsequently granted by the Risk Unit, as reflected in the system notes. • Quadrin confirmed that, in all cases reviewed, the scoring status (AC or RV) was correctly recorded in the system, with RV cases appropriately followed by Risk Unit approval where applicable. • As part of the required documentation, Quadrin verified that each underwriting (UW) file included the following: – Valid identification documents for all participants; – Income evidence (payslips and/or annual tax returns); – Employment history report; – Proof of bank account in cases where payments are made via SEPA direct debit mandate; and – Vehicle registration certificate (permiso de circulación). • Loan agreements are generally structured as private contracts for loans below €50,000, unless otherwise required by the scoring or Risk Unit decision. For loans exceeding €50,000, agreements are notarised. • The registration of retention of title is mandatory only for new car loans above €50,000 or used car loans above €30,000 or where required by the scoring or Risk Unit decision.

QUADRIN GROUP

ANDRETTI – DD
Copyright Quadrin Group
FINAL

19

ANDRETTI –DD Copyright Quadrin Group 20 FINAL Underwriting Lending and Product Guidelines (cont.) ObservationMetric SCF performs the scoring assessment using both its internal credit history database and external credit reference agencies (including Asnef-Equifax, Experian, RAI, among others). However, Quadrin reviewers were not granted access to the underlying credit history results within the system and were only able to verify the final scoring outcome. Underwriting (UW) decisions observed were in line with the granting policy in all instances. Review (cont.)

ANDRETTI –DD Copyright Quadrin Group 21 FINAL Underwriting Prudent Lending ObservationMetric The granting policy does not define a debt-to-income (DTI) limit or a maximum borrower age at maturity. Notwithstanding this, Quadrin has assessed the loans against prevailing prudential criteria in the jurisdiction, considering a DTI threshold not exceeding 40% and a maximum borrowerage at maturity of 75 years. No issues were identified in the sample reviewed. Review

ANDRETTI –DD Copyright Quadrin Group 22 FINAL Underwriting AML/KYC Requirements ObservationMetric SCF performs borrower screening against its internal AML/KYC databases. The loan agreement includes a KYC form completed by the participants, and all participants are identified using valid identification documents. Quadrin confirmed that KYC/AML documentation was available for all loans included in the sample reviewed. Review

ANDRETTI –DD Copyright Quadrin Group 23 FINAL Contents Background and Terms of Reference Key Findings and Considerations Policies and Procedures File Completeness Underwriting Servicing Cash Management 1 2 3 4 5 6 7

ANDRETTI –DD Copyright Quadrin Group 24 FINAL Servicing Review ObservationMetric Using the sample of loans Quadrin was requested to note the Servicers’ adherence to criteria and guidelines. This included the review of: Payment performance; Servicing activities; Collections strategies; Collections system notes and customer correspondence; Review of payment plans, forbearance measures and supporting evidence of affordability; Review hardship & vulnerability policy and procedures adopted; and Use of litigation and other 3rd party agencies. A summary of the review can be found in the following slides. Full details are available in the Andretti II –FC, UW and Servicing Review report provided separately. Terms of the Review

Servicing

Review (cont.)

Metric	Observation
Payment Performance	• 45 loans included in our sample were performing as at the cut-off dated and 5 were non-performing.
Servicing Activities	• Evidence of amicable collection contact was evidenced in 6 loans.
Collection Strategy	• The collection strategy of SCF was amicable in 6 cases.
System Notes & Correspondence	• Evidence of recent collection notes and correspondence was found in the 6 cases.
Forbearance	• No evidence of forbearance was observed in the sample reviewed.
Hardship & Vulnerability	• No evidence of hardship or vulnerability was observed in the sample reviewed.
Litigation & External DCAs	• No evidence of litigation or external DCA management was observed in the samples reviewed.

QUADRIN GROUP
ANDRETTI – DD
Copyright Quadrin Group
FINAL
25

ANDRETTI –DD Copyright Quadrin Group 26 FINAL Contents Background and Terms of Reference Key Findings and Considerations Policies and Procedures File Completeness Underwriting Servicing Cash Management 1 2 3 4 5 6 7

ANDRETTI –DD Copyright Quadrin Group 27 FINAL Cash Management Review ObservationsMetric Quadrin was requested to review the cash management procedures and for a sample of 10 loans reconcile: Disbursements at origination ; and Payments received at bank and posted to system of record for the last 6 months. A summary of the review can be found below. Full details are available in the Project Andretti II –Cash Management Review report provided separately. Terms of the Review Disbursements at origination were correctly posted on the system at all instances for the sample reviewed. Payments were also correctly posted, including late fees and default interest, if applicable. Review

ANDRETTI –DD Copyright Quadrin Group 28 FINAL Cash Management Review (cont.) ObservationsMetric Disbursements at origination were correctly posted on the system at all instances for the sample reviewed. Payments were also correctly posted, including late fees and default interest. Review

ANDRETTI

2 Brunel Way

Slough

Berkshire SL1 1FQ

United Kingdom

www.quadringroup.com

+44 1753 900914

Disclaimer

This report is intended for general guidance and information purposes only. This report is under no circumstances intended to be used or considered as financial or investment advice, a recommendation or an offer to sell, or a solicitation of any offer to buy any securities or other form of financial asset. Please note that this is not an offer document. The report is not to be considered as investment research or an objective or independent explanation of the matters contained herein, and is not prepared in accordance with the regulation regarding investment analysis.

ANDRETTI – DD

Copyright Quadrin Group

FINAL

29